December 20, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


We are read Item 4 of Form 8-K dated December 20,2001 of Frefax, Inc. and are in agreement with the statements contained therein.


Very truly yours,

/s/ Masella Rubenstein
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Massella Rubenstein LLP